Accounts Receivable	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Accounts Receivable

5. ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following:

	December 31, 2016	January 2, 2016
Trade accounts receivable	$77,092	$72,161
Other receivables	6,516	11,577
Reserves for sales returns and uncollectible accounts receivable	(1,150)	(1,120)

	$82,458	$82,618

Other receivables at December 31, 2016 and January 2, 2016 includes $2,329 and $9,398, respectively, for a product contamination insurance policy claim related to the recall of stuffed chicken breast products that occurred in Fiscal 2015. Such amounts were recognized based on a loss contingency model and primarily relate to a claim for net sales reductions due to product returns, marketing expenses to support post-recall sales, professional fees and travel. The amount recorded represents the amount expected to be collected under the policy. The full amount of the insurance claim is $19,196, of which $1,000 is subject to self-insurance retention. The amount claimed also includes unrecorded contingent gains of $5,867 representing claims for business interruption. The activity in the recall receivable account was as follows:

	December 31,	January 2,
	2016	2016
Balance, beginning of year	$9,398	$—
Claim additions	1,535	11,794
Self-insurance retention	—	(1,000)
Payments received	(8,604)	(1,396)

Balance, end of year	$2,329	$9,398

Of the $1,535 recorded as claim additions in Fiscal 2016, $345, $30, $1,001 and $159 were recorded to cost of goods sold, distribution expenses, selling, general and administrative expenses and other expense, net, respectively. Of the $11,794 recorded in Fiscal 2015, $6,244, $196, $1,700 and $3,654 were recorded to Cost of goods sold, Distribution expenses, Selling, general and administrative expenses, and Other expense, net, respectively.